UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2017

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.  Material Modifications to Rights of Security Holders.

On September 28, 2017, Investors Real Estate Trust (the “Company”) adopted Articles Supplementary (the “Articles Supplementary”) to the Company’s Articles of Amendment and Third Restated Declaration of Trust, as amended and supplemented, classifying and designating 8,000,000 of the Company’s authorized shares of beneficial interest, no par value per share, as 6.625% Series C Cumulative Redeemable Preferred Shares (Liquidation Preference $25.00 Per Share), no par value per share (“Series C Preferred Shares”). A summary of the material terms of the Series C Preferred Shares is set forth under the caption “Description of the Series C Preferred Shares” in the Company’s prospectus supplement, dated September 26, 2017 and filed with the Securities and Exchange Commission (the “SEC”) on September 26, 2017 (the “Prospectus Supplement”). The summary of the Series C Preferred Shares in the Prospectus Supplement and the following description of the Series C Preferred Shares are qualified in their entirety by reference to the Articles Supplementary, which are hereby incorporated by reference into this Item 3.03 and which were filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the SEC on September 28, 2017.

The Company adopted the Articles Supplementary in connection with its previously announced underwritten public offering of Series C Preferred Shares, as further described below.

The Series C Preferred Shares rank senior to the Company’s common shares of beneficial interest, no par value per share (“Common Shares”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The Series C Preferred Shares rank on a parity with the Company’s 7.95% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, no par value per share (the “Series B Preferred Shares”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

In addition to other preferential rights, each holder of Series C Preferred Shares is entitled to receive a liquidation preference, which is equal to $25.00 per Series C Preferred Share, plus any accrued and unpaid distributions to, but not including, the date of the payment, before the holders of Common Shares, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company. Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on the Common Shares or Series B Preferred Shares or, subject to certain exceptions, redeeming or otherwise acquiring Common Shares or Series B Preferred Shares, as applicable, unless full cumulative distributions on the Series C Preferred Shares have been declared and either paid or set aside for payment in full for all past distribution periods.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

IRET, Inc. (the “General Partner”), as the general partner of IRET Properties, A North Dakota Limited Partnership (the “Operating Partnership”), has amended the Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of up to 8,000,000 6.625% Series C Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series C Preferred Units”). Such amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein. The Company expects to contribute the net proceeds from the sale of the Series C Preferred Shares in the Preferred Shares Offering (as defined below) to the Operating Partnership in exchange for a like number of Series C Preferred Units. The Series C Preferred Units have economic terms that mirror the terms of the Series C Preferred Shares. The issuance of the Series C Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The Series C Preferred Units will rank, as to distributions and upon liquidation, senior to the Partnership Units and on a parity with the Operating Partnership’s 7.95% Series B Cumulative Redeemable Preferred Units and other parity units the Operating Partnership may issue in the future.

This description of the material terms of the amendment to the Partnership Agreement is qualified in its entirety by reference to the amendment to the Partnership Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.

Item 7.01.  Regulation FD Disclosure.

On September 26, 2017, the Company issued a press release announcing the pricing of an underwritten public offering of Series C Preferred Shares. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.

Item 8.01.  Other Events.

On September 26, 2017, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named on Schedule I therein (the “Underwriters”), for whom BMO Capital Markets Corp. and Raymond James & Associates, Inc. are acting as representatives, pursuant to which the Company agreed to offer and sell 4,000,000 Series C Preferred Shares (or up to 4,600,000 Series C Preferred Shares if the Underwriters exercise their option to purchase up to an additional 600,000 Series C Preferred Shares) at a public offering price of $25.00 per share (the “Preferred Shares Offering”). In the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The closing of the Preferred Shares Offering occurred on October 2, 2017.

The Company estimates that the net proceeds from the Preferred Shares Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $96.7 million (or approximately $111.2 million if the Underwriters exercise in full their option to purchase additional Series C Preferred Shares).

The Series C Preferred Shares have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-220378), which became effective upon filing with the SEC on September 7, 2017.

This description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Prospectus Supplement, which disclosure is hereby incorporated by reference into this Item 8.01.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its counsel, Stinson Leonard Street LLP, with respect to matters of North Dakota law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated September 26, 2017, by and among Investors Real Estate Trust, IRET Properties, A North Dakota Limited Partnership and the several Underwriters listed on Schedule I attached thereto, for whom BMO Capital Markets Corp. and Raymond James & Associates, Inc. are acting as representatives.

3.1

Articles Supplementary to the Company’s Articles of Amendment and Third Restated Declaration of Trust designating the Company’s 6.625% Series C Cumulative Redeemable Preferred Shares, no par value per share (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed with the SEC on September 28, 2017).

3.2	Third Amendment to the Agreement of Limited Partnership of IRET Properties, A North Dakota Limited Partnership.
5.1	Opinion of Stinson Leonard Street LLP, dated October 2, 2017, regarding the legality of the 6.625% Series C Cumulative Redeemable Preferred Shares.
23.1	Consent of Stinson Leonard Street LLP (included in Exhibit 5.1 hereto).
99.1	Press release dated September 26, 2017.

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated September 26, 2017, by and among Investors Real Estate Trust, IRET Properties, A North Dakota Limited Partnership and the several Underwriters listed on Schedule I attached thereto, for whom BMO Capital Markets Corp. and Raymond James & Associates, Inc. are acting as representatives.

3.1

Articles Supplementary to the Company’s Articles of Amendment and Third Restated Declaration of Trust designating the Company’s 6.625% Series C Cumulative Redeemable Preferred Shares, no par value per share (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed with the SEC on September 28, 2017).

3.2	Third Amendment to the Agreement of Limited Partnership of IRET Properties, A North Dakota Limited Partnership.
5.1	Opinion of Stinson Leonard Street LLP, dated October 2, 2017, regarding the legality of the 6.625% Series C Cumulative Redeemable Preferred Shares.
23.1	Consent of Stinson Leonard Street LLP (included in Exhibit 5.1 hereto).
99.1	Press release dated September 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: October 2, 2017	By:	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
President and Chief Executive Officer